UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

Vision-Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 365-0600

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 30, 2009, Vision-Sciences, Inc. (the “Company”) was advised by The Nasdaq Stock Market that the Company regained compliance with the independent director requirement for continued listing on The Nasdaq Capital Market, based on the information provided by the Company. The Company's board of directors has a majority of "independent directors" within the meaning of the applicable rules of the Nasdaq Stock Market.   Mr. Katsumi Oneda, together with the other independent directors, Mr. David Anderson, Mr. Lothar Koob and Mr. John Rydzewski, constitute a majority of the Company’s six-person board.

On December 2, 2009, the Company issued a press release attached hereto as Exhibit 99.1 announcing the regaining of compliance with the Nasdaq Listing Rule.

Item 9.01  Financial Statements and Exhibits.

   Exhibits.

   99.1  Press Release dated December 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/ Warren Bielke
	Name:	Warren Bielke
	Title:	Interim Chief Executive Officer

Date:  December 2, 2009